UNITED STATES
                   SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                           July 17, 2001

                     LUNA MEDICAL TECHNOLOGIES, INC.
       (Exact name of registrant as specified in its charter)


           NEVADA                            98-0207745
          --------                           ----------
  (State or other jurisdiction             (I.R.S. Employer
  of incorporation or organization)        Identification No.)

1390-7075 West Georgia Street
Vancouver, British Columbia                    V6E 3C9
------------------------------------           -------
  (Address of principal executive offices)    (Zip Code)


  Registrant's telephone number             (604) 605-8852
                                            --------------

Item 5.  Other Events

On July 10, 2001, Dr. James Swanney, the sole member of the Board of Directors of Luna Medical Technologies, Inc., appointed two
(2) directors to the fill the vacancies on the Board. The new additions to the Board of Directors are Mr. Cameron Scott King and Mr. Darren Ellis Seed.

Mr. King previously held the position of President and CEO of Gala Bari International, a web-based e-commerce company, and also served as President of Durex Camline Wear Technology Ltd., a mining supply company. Mr. King has a Masters in Business
Administration from Lake Superior State University and a
Bachelors Degree in Commerce from McMaster University.

Mr. Seed's fields of expertise are in sales, public relations, project management, marketing and business development, and international contract negotiation. Mr. Seed is manager of investor relations and of Canadian operations for TeraGlobal Communications Corp. Mr. Seed's educational background includes the National Investor Relations Institute and the British Columbia Institute of Technology.





                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 17, 2001


                            Luna Medical Technologies, Inc.


                            By:
                            Name: Dr. James Swanney
                            Title: Chairman